UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report:
August 12, 2005
(Date of Earliest Event Reported: August 12, 2005)
EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14365 (Commission File Number)	76-0568816 (I.R.S. Employer Identification No.)
El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (713) 420-2600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On August 12, 2005, we are making updated information about information about our debt available on our website at www.elpaso.com. A copy of the schedule setting forth information about our debt by issuer is attached as Exhibit 99.A. The information disclosed in this Item 7.01, and the corresponding exhibit listed under Item 9.01 of this Current Report on Form 8-K, is furnished to comply with Regulation FD, but is not considered to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not subject to the liabilities of that section.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
Number	Description

99.A	Debt By Issuer Schedule as of June 30, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/ D. Mark Leland
D. Mark Leland
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Dated: August 12, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.A	Debt By Issuer Schedule as of June 30, 2005.